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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of earliest event reported: November 12, 1996


                            PARKER DRILLING COMPANY
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             (Exact name or registrant as specified in its charter)


Delaware                              1-7573                     73-0618660
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(State of other jurisdiction    Commission File Number         (IRS Employer
of incorporation)                                           Identification No.)

Eight East Third Street, Tulsa, Oklahoma               74103
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 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, include area code: (918) 585-8221
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Item 2:     Acquisition or Disposition of Assets

            On November 12, 1996, Parker Drilling Company ("Parker") announced that it had completed the previously announced acquisitions of Mallard Bay Drilling, Inc. and Quail Tools, Inc. The acquisitions were financed with the proceeds of Parker's sale of $300 million in 9 3/4% Senior Notes due 2006 and a $100 million bank term loan. In addition, Parker issued shares of a newly designated series of convertible preferred stock with a value of $25 million to Mallard's former owner. Such shares will be automatically converted into shares of Parker's common stock if the Parker stockholders vote to approve an increase in Parker's authorized shares at the annual meeting in December. A copy of the press release announcing the closing of the acquisitions is annexed hereto as Exhibit 99 and incorporated herein by reference.

Item 7:     Financial Statements, Pro-Forma Financial Incorporation and Exhibits

            (a) Financial Statements - The required historical financial statements for the acquired businesses are not included herewith because it was impracticable to provide such financial statements as of the date this Report was filed with the Commission. Parker will provide such information in a Form 8-K/A as soon as practicable but in any event no later than 60 days after the date this Report was required to be filed with the Commission.

            (b) Pro-Forma Financial Statements - The required pro forma financial information is not included herewith because it was impracticable to provide such information as of the date this Report was filed with the Commission. Parker will provide such information in a Form 8-K/A as soon as practicable but in any event no later than 60 days after the date this Report was required to be filed with the Commission.

            (c)   Exhibits

                  2.1 Stock Purchase Agreement dated September 14, 1996 between Parker Drilling Company and Energy Ventures, Inc. (incorporated by reference to Exhibit 2 to Parker Drilling Company's Current Report on Form 8-K/A dated October 24, 1996).

                  2.2 Stock Purchase Agreement dated October 7, 1996 between Parker Drilling Company, Quail Tools, Inc. and the stockholders of Quail Tools, Inc. (incorporated by reference to Exhibit 2 to Parker Drilling Company's Current Report on Form 8-K dated October 7, 1996).

                 99.   Press Release dated November 12, 1996
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARKER DRILLING COMPANY



                                      By: /s/ Robert L. Parker Jr.
                                          ------------------------------------
                                          Robert L. Parker Jr.
                                          President and Chief Executive Officer


Date: November 25, 1996
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                                 EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

  2.1 Stock Purchase Agreement dated September 14, 1996 between Parker Drilling Company and Energy Ventures, Inc.
        (incorporated by reference to Exhibit 2 to Parker
        Drilling Company's Current Report on Form 8-K/A dated
        October 24, 1996).

  2.2 Stock Purchase Agreement dated October 7, 1996 between Parker Drilling Company, Quail Tools, Inc. and the stockholders of Quail Tools, Inc. (incorporated by reference to Exhibit 2 to Parker Drilling Company's Current Report on Form 8-K dated October 7, 1996).

 99     Press Release dated November 12, 1996